UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2024

Commission File No. 000-55000

EARTH SCIENCE TECH, INC.

(Exact name of registrant as specified in its charter)

florida	80-0961484
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

8950 SW 74 th CT

Suite 101

Miami, FL 33156, USA

(Address of principal executive offices, zip code)

(305) 724-5684

(Registrant’s telephone number, including area code)

10650 NW 29th Terrace

Doral, FL 33172, USA

(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(g) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.001 par value	ETST	Over the Counter Bulletin Board

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(b) Departure of Directors Certain Officers

On March 3, 2024, Earth Science Tech, Inc., a Florida corporation (the “Company”), received a resignation notice from Gabrielle Schuster resigning from her role as Chief Financial Officer (“CFO”).

Item 5.02(c) Election of Certain Officers

On March 4, 2024, the Board of Directors of the Company appointed Ernesto L. Flores as the Company’s CFO, succeeding Gabrielle Schuster. Mr. Flores will receive an annual base salary of one hundred sixty thousand dollars, paid biweekly. Additionally, Mr. Flores will receive bonuses upon completing agreed-upon milestones and may be eligible for a year-end discretionary bonus determined by the Chief Executive Officer of the Company.

Biological Information

Ernesto Flores – Age 39

Mr. Flores is an accomplished financial professional with over a decade of experience and a strong educational background. He holds a Bachelor of Science degree in Accounting from Florida National University and a Master of Science degree in Taxation from Nova Southeastern University.

Throughout his career, Mr. Flores has held significant roles in both large corporations and mid-sized organizations, demonstrating adaptability and leadership. At St. George Logistics, he served as Divisional Controller, overseeing financial operations and ensuring regulatory compliance. His four-year tenure at Curated Investments LLC as Financial Controller highlighted his ability to manage financial functions effectively and drive strategic initiatives.

Mr. Flores possesses a diverse skill set, including preparing companies for growth, implementing systems integration, maintaining controllership, managing risk, optimizing inventory control, overseeing P&L management, establishing internal controls, facilitating financial reporting, conducting audits, and driving process improvements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTH SCIENCE TECH, INC.

Dated: March 5, 2024	By:	/s/ Giorgio R. Saumat
Giorgio R. Saumat
	Its:	CEO and Chairman of the Board